August «Date», 2010

«Title» «FirstName» «LastName» «Suffix»
«JobTitle»
«Company1»
«Company2»
«Address1»
«Address2»
«City», «State» «PostalCode»

Dear «Salutation» «LastName»:

The labor movement can be proud of the accomplishments of the AFL-CIO Housing Investment Trust, especially in these difficult economic times.  It has maintained a strong track record of competitive returns for union pension plans while stepping up to the challenge of keeping union members working and local communities growing.  Today, as seen in the enclosed reports, the HIT is more than halfway to its goal of creating 10,000 union construction jobs through the prudent investment of union pension capital.  As President Rich Trumka has noted in the report, “The HIT’s job-generating investments remain a bright spot on a blighted economic landscape.”  Now, when most other sources of construction financing have been sidelined, the HIT is putting union pension capital to work to create jobs and stimulate economic growth.

As Chairman of the HIT Board of Trustees and a member of the Board since 1981, I have had the opportunity to participate in the growth of the HIT from a $104 million fund to the $3.8 billion fund it is today. I have seen the HIT achieve remarkable things for the American labor movement and the nation’s communities.  The HIT’s ability to fund job-generating housing projects has never been more important than it is today.  With the national unemployment rate approaching 10%—and more than double that in the construction trades—with jobless claims rising, and with much community development work at a stand-still, investing in the HIT is a sound way to get good people back to work.

The HIT is doing its part to support economic recovery, and with your help, we can do more.  The HIT is actively seeking capital that can be invested to achieve competitive fixed-income returns and to expand its support of job-generating projects across the country. Join us in this very important initiative.

In solidarity,

John J. Sweeney
Chairman

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